Exhibit 10.5

Acknowledgement Form
[Date]
[Name of Director]
Dear: ____________
Pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan (the ‘Plan’), you have been granted a Restricted Stock Rights Award for ____ shares of stock of PNM Resources, Inc. as outlined below.
Employee ID: _________
Granted To: _________
Grant ID: ___
Grant Date: _________
Granted: _____
Grant Price: $0.000000
Vesting Schedule: 1 year cliff

Vesting Schedule - Restricted Stock Rights Award
Vest Date [1]	Vest Quantity
_________	_______

By my acceptance below, I hereby (1) acknowledge receipt of this Grant on the date shown above, which has been issued to me under the attached Terms and Conditions and the Plan, (2) acknowledge receipt of the copy of the Plan and the Terms and Conditions of this Grant, and (3) agree to conform to all of the attached Terms and Conditions of the Grant and the Plan.

_____________________
1 Vested Restricted Stock Rights will be delivered in accordance with any elections made under the Director Deferred Rights Program, provided that if vesting or any applicable deferred delivery dates occur during a blackout period, the vested shares will be delivered at a later date after such blackout period ends.

Exhibit 10.5

Terms and Conditions of Restricted Stock Rights Award to Non-Employee Directors
Pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan, you have been granted a Restricted Stock Rights Award for the number of shares specified on the Acknowledgment Form attached. The Acknowledgment Form and these Terms and Conditions are collectively referred to as the “Award Document.”
The Restricted Stock Rights Award is subject to all of the provisions set forth in the PNM Resources, Inc. 2014 Performance Equity Plan (the “Plan”) and this Award Document. The Restricted Stock Rights Award is also subject to the provisions set forth in the PNM Resources, Inc. Director Deferred Restricted Stock Rights Program (“Deferral Program”) if you chose to defer your Restricted Stock Rights Award.
Capitalized terms used in the Award Document that are not otherwise defined herein shall have the meanings given to such terms in the Plan or the Deferral Program.

1.	Vesting.

(a)The Restricted Stock Rights Award shall vest in accordance with the vesting schedule on the Acknowledgment Form.

(b)If you have a Termination of Service as a Nonemployee Director, any nonvested Restricted Stock Rights Award will vest pursuant to Section 9.4 of the Plan.

2.Form and Timing of Delivery of Stock.

(a)If the Restricted Stock Rights vest as described on the Acknowledgment Form, you will receive the Stock payable with respect to such vested Restricted Stock Rights Award within ninety (90) days following the dates on which the Restricted Stock Rights vest.

(b)If any Restricted Stock Rights vest as described in Section 1(b), you will receive the Stock payable with respect to such Restricted Stock Rights within ninety (90) days following your Termination of Service.

(c)Notwithstanding the foregoing Sections 2(a) and 2(b), if you elected to participate in the Deferral Program, you will be paid in accordance with your elections and the terms of the Deferral Program.

(d)The delivery of the Restricted Stock Rights may be delayed to the extent necessary to comply with Federal securities laws.

3.Divided Equivalents. You will not be entitled to receive a dividend equivalent for any of the Restricted Stock Rights granted hereunder. You also will not be entitled to receive dividend equivalents, if any, on any Restricted Stock Rights that you deferred pursuant to the Deferral Program.
4.Voting Rights. You will have no voting rights with respect to nonvested Restricted Stock Rights. You also will have no voting rights with respect to any Restricted Stock Rights

Exhibit 10.5

that you deferred pursuant to the Deferral Program.

5.Clawback. All or any portion of this Restricted Stock Rights Award is subject to recapture or “clawback” to the extent necessary to comply with Company policy or applicable law. By accepting this Award, you agree to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for a recapture or clawback.

6.Waiver and Modification. The provisions of this Award Document may not be waived or modified unless such waiver or modification is in writing signed by the Company.

MANY OF THE PROVISIONS OF THIS AWARD DOCUMENT ARE SUMMARIES OF SIMILAR OR PERTINENT PROVISIONS OF THE PLAN OR THE DEFERRAL PROGRAM. TO THE EXTENT THIS AWARD DOCUMENT IS SILENT ON AN ISSUE OR THERE IS A CONFLICT BETWEEN THE PLAN AND THIS AWARD DOCUMENT OR THE DEFERRAL PROGRAM AND THIS AWARD DOCUMENT, THE PROVISIONS OF THE PLAN OR THE DEFERRAL PROGRAM SHALL CONTROL.